UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 31, 2024

FINANCE OF AMERICA COMPANIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40308	85-3474065
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, Suite 400

Plano, Texas 75024

(Address of Principal Executive Offices, Including Zip Code)

(877) 202-2666

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FOA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On October 31, 2024 (the “Settlement Date”), Finance of America Funding LLC (“FOA Funding”), a subsidiary of Finance of America Companies Inc. (the “Company”), completed its previously announced exchange offer and consent solicitation transactions (collectively, the “Exchange Transactions”) whereby:

•

FOA Funding exchanged $342,622,000 of its existing 7.875% Senior Notes due 2025 (the “2025 Unsecured Notes”), representing 97.892% of the aggregate principal amount outstanding of the 2025 Unsecured Notes, for the issuance of (i) $195,783,947 of FOA Funding’s new 7.875% Senior Secured Notes due 2026 (the “New Senior Secured Notes”), (ii) $146,793,000 of FOA Funding’s new 10.000% Exchangeable Senior Secured Notes due 2029 (the “New Exchangeable Notes” and, together with the New Senior Secured Notes, the “New Secured Notes”) and (iii) cash consideration of $856,555 (such transactions, the “Exchange Offer”); and

•

FOA Funding and the guarantors of the 2025 Unsecured Notes entered into a First Supplemental Indenture (the “First Supplemental Indenture”) to the indenture governing the 2025 Unsecured Notes (the “Existing Indenture”) to eliminate substantially all of the restrictive covenants, certain events of default and certain other provisions contained in the 2025 Unsecured Notes and the Existing Indenture (the “Amendments”), which Amendments were operative as of the Settlement Date. The foregoing is a summary of the material terms of, and is qualified by, the First Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

New Senior Secured Notes Indenture

FOA Funding issued the New Senior Secured Notes pursuant to an indenture, dated as of the Settlement Date (the “New Senior Secured Notes Indenture”), among FOA Funding, FOA Equity Capital LLC (“FOA Equity Capital”), Finance of America Holdings LLC (“FAH”), Incenter LLC (“Incenter”), Finance of America Mortgage LLC (“FOA Mortgage”), Finance of America Reverse LLC (“FOA Reverse”), MM Risk Retention LLC (“MM Risk”) (FOA Equity Capital, FAH, Incenter, FOA Mortgage, FOA Reverse and MM Risk, each, a “Guarantor” and collectively, the “Guarantors”) and the Company (solely with regard to certain governance-related provisions) and U.S. Bank Trust Company, National Association, as trustee (the “Senior Secured Notes Trustee”) and collateral trustee (the “Collateral Trustee”).

The New Senior Secured Notes are fully and unconditionally guaranteed on a senior basis by the Guarantors and are secured by the Collateral (as defined below) as described below.

The New Senior Secured Notes will mature on November 30, 2026 (the “Scheduled Maturity Date”), provided that such Scheduled Maturity Date may be extended at the election of FOA Funding until November 30, 2027 (the “Extended Maturity Date”), subject to (i) an increase in the applicable interest rate as described below, (ii) payment of a fee to the holders of the New Senior Secured Notes equal to 0.25% of the principal amount of the New Senior Secured Notes prior to the effectiveness of any such extension, (iii) the absence of an Event of Default (as defined in the New Senior Secured Notes Indenture) as of the date of such extension and (iv) notice to the holders of the New Senior Secured Notes, no earlier than sixty days and no later than thirty days, prior to the Scheduled Maturity Date.

The New Senior Secured Notes bear cash interest at a rate of 7.875% per annum payable semi-annually in arrears until and including the first anniversary of the Settlement Date, 8.875% per annum payable semi-annually in arrears from, but not including, the first anniversary of the Settlement Date to the Scheduled Maturity Date (provided that interest shall not accrue on the Scheduled Maturity Date if such maturity is not extended to the Extended Maturity Date); provided that if the Scheduled Maturity Date is extended, at the election of FOA Funding as described above, the New Senior Secured Notes will bear cash interest at a rate of 9.875% per annum payable semi-annually in arrears from, but not including, the Scheduled Maturity Date to, but not including, the Extended Maturity Date.

FOA Funding will partially prepay in cash, by means of a redemption, a portion of the outstanding principal amount of the New Senior Secured Notes on November 15, 2025 (the “Amortization Payment Date”) in an amount equal to $0.23 per $1.00 principal amount of New Senior Secured Notes outstanding as of the Amortization Payment Date, plus accrued and unpaid interest, if any, to, but excluding, the Amortization Payment Date.

From and after the Working Capital Notes Termination (as defined below), FOA Funding will be required to partially or fully redeem the New Senior Secured Notes at a redemption price of par plus accrued and unpaid interest, upon the occurrence of certain specified events including, but not limited to (i) if amounts on deposit in a specified controlled account at month end and certain other additional determination dates, exceed, by at least $10,000,000, the amount of interest expected to be due and payable on the New Secured Notes on the next two scheduled interest payment dates (based on the then outstanding principal amount of the New Secured Notes and the then applicable interest rate) and (ii) there are excess net cash proceeds from certain Collateral dispositions to the extent not applied in accordance with the collateral disposition requirements of the New Senior Secured Notes Indenture, in an amount equal to such net cash proceeds. The New Senior Secured Notes will not be redeemable at FOA Funding’s option at any time.

Upon the occurrence of certain events constituting a Change of Control (as defined in the New Senior Secured Notes Indenture), FOA Funding will be required to make an offer to repurchase all of the New Senior Secured Notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

The New Senior Secured Notes Indenture contains restrictive covenants that limit, among other things, and in each case, subject to certain exceptions, the ability of FOA Funding and certain of its subsidiaries, including the Guarantors, to incur additional indebtedness, repay indebtedness before its respective stated maturity, make restricted payments (including investments), sell or dispose of assets, incur liens and enter into certain transactions with affiliates. The New Senior Secured Notes Indenture also prohibits FOA Funding from permitting any restricted subsidiary (other than a foreign subsidiary) that is not a Guarantor from holding unrestricted cash unless the transfer of the cash to a Guarantor is prohibited by law or contracts with non-affiliates in the ordinary course of business. These covenants are subject to a number of important qualifications and exceptions as described in the New Senior Secured Notes Indenture. The New Senior Secured Notes Indenture also provides for events of default, which, if any occur, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding New Senior Secured Notes to be due and payable immediately.

The foregoing is a summary of the material terms of, and is qualified by, the New Senior Secured Notes Indenture, a copy of which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

New Exchangeable Notes Indenture

FOA Funding issued the New Exchangeable Notes pursuant to an indenture, dated as of the Settlement Date (the “New Exchangeable Notes Indenture”), among FOA Funding, the Company, the Guarantors, U.S. Bank Trust Company, National Association, as trustee (the “Exchangeable Notes Trustee”) and the Collateral Trustee.

The New Exchangeable Notes will be fully and unconditionally guaranteed on a senior basis by the Guarantors and will be secured by the Collateral as described below.

The New Exchangeable Notes will mature on November 30, 2029 (the “Maturity Date”) and bear cash interest at a rate of 10.000% per annum payable semi-annually in arrears.

The New Exchangeable Notes are exchangeable on the terms set forth in the New Exchangeable Notes Indenture into shares of the Company’s Class A common stock (the “Common Stock”). The exchange rate is initially 36.36364 shares of Common Stock per $1,000 principal amount of New Exchangeable Notes (the “Exchange Rate”), which is equivalent to an initial exchange price of approximately $27.50 per share of Common Stock. The Exchange Rate will be subject to adjustment as provided in the New Exchangeable Notes Indenture. Holders of the New Exchangeable Notes have the right to exchange all or any portion of their New Exchangeable Notes at their option, at any time prior to the close of business on the second scheduled trading day immediately preceding the Maturity Date, subject to certain limitations as further described in the New Exchangeable Notes Indenture. To the extent that the Company, however, determines in good faith that it would be in the best interest of the Company to do so in order to preserve the benefit of tax attributes of the Company and/or its subsidiaries, including net operating losses, FOA Funding, in its discretion, may elect to settle any exchange in part or in whole by delivering the cash value of the shares of Common Stock otherwise deliverable upon such exchange.

The New Senior Secured Notes will not be redeemable at FOA Funding’s option at any time, except in certain limited circumstances as provided for in the New Exchangeable Notes Indenture. In certain circumstances, FOA Funding may be required to offer to repurchase, partially or fully, the New Exchangeable Notes. If the Company or FOA Funding undergoes a Fundamental Change (as defined in the New Exchangeable Notes Indenture), subject to certain conditions, holders of the New Exchangeable Notes may require FOA Funding to repurchase for cash all or part of their New Exchangeable Notes at a repurchase price equal to 101% of the principal amount of the New Exchangeable Notes to be repurchased, plus the applicable premium and accrued and unpaid interest to, but not including, the Fundamental Change repurchase date.

The New Exchangeable Notes Indenture contains certain covenants and events of default similar to, but less restrictive than, those contained in the New Senior Secured Notes Indenture.

The foregoing is a summary of the material terms of, and is qualified by, the New Exchangeable Notes Indenture, a copy of which is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

Collateral and Security Documents

Prior to the pay off and termination of FOA Equity Capital’s Revolving Working Capital Promissory Notes (as amended from time to time, the “Working Capital Notes”) with certain funds affiliated with Blackstone Inc. and an entity controlled by Brian L. Libman (the “Working Capital Notes Termination”), the New Secured Notes will be secured, on a pari passu basis pursuant to the Pledge and Security Agreement (as defined below), and subject to a collateral trust agreement among the grantors party thereto, the Senior Secured Notes Trustee, the Exchangeable Notes Trustee and the Collateral Trustee (which governs the relative rights among the holders of the New Senior Secured Notes and the New Exchangeable Notes) (the “Collateral Trust Agreement”), and on a junior basis to the Working Capital Notes, subject to a junior lien intercreditor agreement among the grantors party thereto, the Collateral Trustee, the administrative agent for the Working Capital Notes and the other parties named therein (which governs the relative rights among the holders of the Working Capital Notes and the New Secured Notes), by a second priority lien granted by the grantors in the Initial Collateral (as defined below). From and after the Working Capital Notes Termination, the New Secured Notes will be secured on a pari passu basis, pursuant to the Collateral Trust Agreement, by a first priority lien granted by the grantors in the Permanent Collateral (as defined below). The Initial Collateral includes, subject to permitted liens, (i) substantially all of the unencumbered assets owned by FOA Equity Capital and each of the Guarantors (except for FoA Reverse and FoA Mortgage) (collectively, the “All Assets Collateral”), including pledges of the equity interests of each Guarantor and the equity instruments required to be retained by MM Risk (presently and in the future) in connection with the issuance of proprietary reverse loan asset-backed securitizations (the “Pledged Risk Retention Securities”), (ii) pledges of the equity interests of the directly owned subsidiaries of FoA Reverse and FoA Mortgage, subject to certain exceptions (together with the All Assets Collateral, the “Initial Collateral”) and (iii) certain other residual proceeds of FOA Reverse. The Permanent Collateral includes, subject to permitted liens, the Pledged Risk Retention Securities and the equity interests in MM Revolver and MM Risk (the “Permanent Collateral” and together with the Initial Collateral, the “Collateral”).

FOA Funding and Guarantors, as applicable, are required to enter into certain deposit account and securities account control agreements with respect to the Collateral, including under certain circumstances and threshold amounts with respect to unrestricted cash, subject to certain permitted uses.

On the Settlement Date, in connection with the issuance of the New Secured Notes, FOA Funding entered into a pledge and security agreement (the “Pledge and Security Agreement”) with the Collateral Trustee (appointed as such thereunder for purposes of the holding and perfecting the liens securing the New Secured Notes) and the grantors party thereto, pursuant to which the Collateral securing the New Secured Notes’ obligations was granted.

The foregoing description of the Pledge and Security Agreement is qualified in its entirety by reference to the complete terms and conditions of the Pledge and Security Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Registration Rights Agreement

On the Settlement Date, the Company, FOA Funding and the Trustee entered into a registration rights agreement with respect to the Common Stock deliverable upon exchange of the New Exchangeable Notes (“the Registration Rights Agreement”). Under the Registration Rights Agreement, the Company has agreed that it will file a shelf registration statement with the Securities and Exchange Commission (the “SEC”) to register the resale of the Common Stock deliverable upon exchange of the New Exchangeable Notes. The Company has agreed to use its commercially reasonable efforts to (i) cause such shelf registration statement to become effective on or prior to the 180th day after the Settlement Date and (ii) keep the shelf registration statement effective to and including the earlier of (a) the Maturity Date and (b) the date on which (1) there are no longer any New Exchangeable Notes outstanding or (2) there are no shares of Common Stock delivered or deliverable upon exchange, other than shares of Common Stock that are eligible to be transferred without condition as contemplated under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), subject to customary exceptions. During the continuance of certain registration defaults, additional interest will accrue on the New Exchangeable Notes at a rate per annum equal to 0.25% of the principal amount of the New Exchangeable Notes to, and including, the 90th day following such registration default, and 0.50% of the principal amount of the New Exchangeable Notes from, and after, the 91st day following such registration default.

The foregoing is a summary of the material terms of, and is qualified by, the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.4 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included, or incorporated by reference, in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information included, or incorporated by reference, in Item 1.01 is incorporated into this Item 3.02 by reference. FOA Funding issued the New Exchangeable Notes to qualifying holders of the 2025 Unsecured Notes in a transaction by FOA Funding not involving any public offering, exempt from registration under Section 4(a)(2) of the Securities Act. The shares of the Common Stock issuable upon exchange of the New Exchangeable Notes, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	First Supplemental Indenture, dated as of October 31, 2024, among FOA Funding, FOA Equity Capital, the other guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, relating to the 2025 Unsecured Notes.

4.2	Indenture, dated as of October 31, 2024, among FOA Funding, the Guarantors, the Company and U.S. Bank Trust Company, National Association, as trustee and collateral trustee, relating to the New Senior Secured Notes.

4.3	Indenture, dated as of October 31, 2024, among FOA Funding, the Guarantors, the Company and U.S. Bank Trust Company, National Association, as trustee and collateral trustee, relating to the New Exchangeable Notes.

4.4	Registration Rights Agreement, dated as of October 31, 2024, among the Company, FOA Funding and U.S. Bank Trust Company, National Association, as trustee of the New Exchangeable Notes.

10.1	Pledge and Security Agreement, dated as of October 31, 2024, among FOA Funding, U.S. Bank Trust Company, National Association, as collateral trustee, and the other grantors party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finance of America Companies Inc.

By:	/s/ Matthew A. Engel
Name: Matthew A. Engel
Title: Chief Financial Officer

Date: November 4, 2024